CAPITAL COMMITMENTS	12 Months Ended
Dec. 31, 2014
CAPITAL COMMITMENTS [Abstract]
CAPITAL COMMITMENTS

37.	CAPITAL COMMITMENTS

FLNGV conversions

We entered into agreements for the conversion of the Hilli and the Gimi to FLNGVs in May 2014 and December 2014, respectively, with Keppel and B&V. As of December 31, 2014, we have commitments to Keppel and B&V relating to the conversion of the vessels. As at December 31, 2014, the estimated timing of the outstanding payments in connection with the Hilli conversion are as follows:

(in thousands of $)
Payable within 12 months to December 31, 2015	202,800
Payable within 12 months to December 31, 2016	163,500
Payable within 12 months to December 31, 2017	192,900
559,200

As we have not lodged our final notice to proceed on the Gimi conversion contract, we have excluded the Gimi capital commitments in the above table. If we decide to lodge our final notice to proceed, we will have further contractual obligations of approximately $870.0 million. If we do not issue our final notice to proceed for the Gimi conversion, we would have to pay a maximum of $7.0 million in termination fees.

Newbuilding Contracts

Between 2011 and 2012, we entered into newbuilding contracts for the construction of ten LNG carriers and three FSRUs for a total cost of approximately $2.7 billion. As of December 31, 2014, following the delivery of five LNG carriers and two FSRUs in 2014 (2013: two LNG carriers delivered), four vessels remain to be delivered. All four are scheduled to be delivered in 2015. As of December 31, 2014, $548.3 million remains to be paid in respect of these vessels.

As at December 31, 2014, the estimated timing of the installment payments for these newbuildings are due to be paid as follows:

(in thousands of $)
Payable within 12 months to December 31, 2015	548,342